Exhibit 10.13

AMENDED AND RESTATED ESCROW DEPOSIT AGREEMENT

This AMENDED AND RESTATED ESCROW DEPOSIT AGREEMENT (this “Agreement”), dated as of this 22nd day of December 2017, by and among SSLJ.COM LIMITED, a Cayman Islands company (the “Company”), having an address at 23/F, Block 4, Oceanwide International SOHO Town, Jianghan District, Wuhan, P.R. China 43000, BOUSTEAD SECURITIES, LLC (the “Underwriter”), having an address at 6 Venture, Suite 325, Irvine, CA 92618, and SIGNATURE BANK (the “Escrow Agent”), a New York State chartered bank, having an office at 905 Third Avenue, 9th Floor, New York, NY 10022. All capitalized terms not herein defined shall have the meaning ascribed to them in that certain Registration Statement on Form F-1 of the Company, as initially publicly filed on November 7, 2017, as amended, including all attachments, schedules and exhibits thereto (the “Registration Statement”).

W I T N E S S E T H:

WHEREAS, the Company, Underwriter and Escrow Agent previously entered into an Escrow Deposit Agreement dated December 13, 2017 (the “Original Agreement”) and now desires to enter into this Agreement to replace and supersede the Original Agreement;

WHEREAS, pursuant to the terms of the Registration Statement, the Company desires to sell (the “Offering”) a minimum of $10,000,000 (the “Minimum Amount”) and a maximum of $20,000,000 (the “Maximum Amount”) of its Class A ordinary shares, par value $0.00125 per share (the “Shares”). Each Share is anticipated to be sold at a price of $5.00 per Share. In addition, the Underwriter has been granted an over-subscription option (the “Over-Subscription Option”) pursuant to which the Company may sell up to an additional 600,000 Shares for additional investment proceeds of up to $3,000,000; and

WHEREAS, unless the Minimum Amount is sold by the 180th day from the effective date of the Registration Statement (the “Initial Termination Date”), unless extended by the Company and the Underwriter for an additional 45 days (the “Final Termination Date”), the Offering shall terminate and all funds shall be returned to the investors in the Offering (the “Investors”); and

WHEREAS, if the Minimum Amount is met, the Offering may continue until the Initial Termination Date, or Final Termination Date as applicable pursuant to the terms set forth herein; and

WHEREAS, in the event that the Maximum Amount is sold by the Initial Termination Date, or Final Termination Date as applicable, and the Underwriter exercises the Over-Subscription Option by such date, the Underwriter may extend the Offering for an additional 45 days past the date of exercise of the Over-Subscription Option (the “Over-Subscription Termination Date”); and

WHEREAS, the Company and Underwriter have established an escrow account with the Escrow Agent, into which the Company and Underwriter shall instruct Investors to wire transfer the payment of money to Signature Bank, 905 Third Avenue, 9th Floor, New York, NY 10022, ABA No. 026013576 for credit to “Signature Bank as Escrow Agent for SSLJ.com Limited”, Account No. 1503262742 and Escrow Agent is willing to accept said wire transfers for the payment of money in accordance with the terms hereinafter set forth; and

WHEREAS, each of the Company, as issuer, and Underwriter, as an introducing broker-dealer, represents and warrants to the Escrow Agent that it will comply with all of its respective obligations under applicable state and federal securities laws and regulations with respect to the Offering and the Escrow Agent shall not accept any deposits into the Escrow Account until it has received notice from the Company or the Underwriter that the Registration Statement is declared effective by the Securities and Exchange Commission (the “Commission”); and

WHEREAS, each of the Company and Underwriter represents and warrants to the Escrow Agent that it has not stated to any individual or entity that the Escrow Agent’s duties will include anything other than those duties stated in this Agreement; and

WHEREAS, each of the Company and Underwriter warrants to the Escrow Agent that a copy of each document, or a reference thereto, that has been delivered to Investors and third parties that include Escrow Agent’s name and duties, has been attached hereto as Schedule I.

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

1.       Delivery of Escrow Funds.

(a)        Underwriter and the Company shall instruct Investors to wire transfer to Signature Bank, 905 Third Avenue, 9th Floor, New York, NY 10022, ABA No. 026013576 for credit to Signature Bank, as Escrow Agent for SSLJ.com Limited, Account No. 1503262742, in each case, with the name and address of the individual or entity making payment. In the event any Investor’s address is not provided to Escrow Agent by the Investor, then Underwriter and/or the Company agree to promptly provide Escrow Agent with such information in writing upon request. The wire transfers shall be deposited into a non-interest-bearing account at Signature Bank entitled “SSLJ.com Limited, Signature Bank, as Escrow Agent” (the “Escrow Account”). The Escrow Agent shall not accept any deposits into the Escrow Account until it has received notice from the Company or the Underwriter that the Registration Statement is declared effective by the Commission.

(b)       The collected funds deposited into the Escrow Account are referred to as the “Escrow Funds.”

(c)       The Escrow Agent shall have no duty or responsibility to enforce the collection, or demand payment, of any funds deposited into the Escrow Account. If, for any reason, any payment deposited into the Escrow Account shall be returned unpaid to the Escrow Agent, the sole duty of the Escrow Agent shall be to return the payment to the Investor and advise the Company and Underwriter promptly thereof.

2.       Release of Escrow Funds. The Escrow Funds shall be paid by the Escrow Agent in accordance with the following:

(a)       In the event that the Company advises the Escrow Agent in writing that the Offering has been terminated (the “Termination Notice”), the Escrow Agent shall promptly return the funds paid by each Investor to said Investor without interest or offset by noon of the second Banking Day following Escrow Agent’s receipt of the Termination Notice, or as soon as possible thereafter.

(b)        If at any time prior to 3:00 P.M. Eastern Time on the Initial Termination Date, the Escrow Agent receives written notice, in the form of Exhibit A, attached hereto and made a part hereof, and signed by the Company and Underwriter, stating that the Initial Termination Date has been extended to the Final Termination Date (the “Extension Notice”), then the Initial Termination Date shall be so extended.

(c) If at any time prior to 3:00 P.M. Eastern Time on the Initial Termination Date, or Final Termination Date as applicable, the Escrow Agent receives written notice, in the form of Exhibit B, attached hereto and made a part hereof, and signed by the Company and the Underwriter, stating that the Initial Termination Date, or Final Termination Date as applicable, has been extended to the Over-Subscription Termination Date (the “Over-Subscription Extension Notice”), then the Initial Termination Date or Final Termination Date shall be so extended.

(d)        Provided that the Escrow Agent has not received the Termination Notice in accordance with Section 2(a) and (A) there is at least the Minimum Amount deposited into the Escrow Account on or prior to later of the (i) Initial Termination Date, (ii) the date stated in the Extension Notice, if any, received by the Escrow Agent in accordance with Section 2(b) above, or (iii) the date stated in the Over-Subscription Extension Notice, if any, received by the Escrow Agent in accordance with Section 2(c) above, or (B) an initial closing on at least the Minimum Amount has previously been consummated and additional Escrow Funds are in the Escrow Account, the Escrow Agent shall, upon receipt of written instructions, in the form of Exhibit C, attached hereto and made a part hereof, received from the Company and Underwriter, pay the Escrow Funds in accordance with such written instructions, which instructions shall be limited to payment of the Underwriter’s fee and Offering expenses, and payment of the balance to the Company, such payment or payments to be made by wire transfer by noon of the second Banking Day of receipt of such written instructions. Such instructions must be received by the Escrow Agent no later than 3:00 PM Eastern Time on a Banking Day for the Escrow Agent to process such instructions that Banking Day.

(e)       If by 3:00 P.M. Eastern Time on the later of the (i) Initial Termination Date, (ii) the date stated in the Extension Notice, if any, that the Escrow Agent has received in accordance with Section 2(b) above, or (iii) the date stated in the Over-Subscription Extension Notice, if any, received by the Escrow Agent in accordance with Section 2(c) above, the Escrow Agent has not received written instructions from the Company and Underwriter regarding the disbursement of the Escrow Funds or the total amount of the Escrow Funds is less than the Minimum Amount, then the Escrow Agent shall return the Escrow Funds to the Investors without interest or offset by noon of the second Banking Day after the Initial Termination Date, or the Final Termination or Over-Subscription Termination Date as applicable, or as soon thereafter as possible. The Escrow Funds returned to each Investor shall be free and clear of any and all claims of the Escrow Agent.

(f)       The Escrow Agent shall not be required to pay any uncollected funds or any funds that are not available for withdrawal.

(g)       If the Initial Termination Date, Final Termination Date or Over-Subscription Termination Date or any date that is a deadline under this Agreement for giving the Escrow Agent notice or instructions or for the Escrow Agent to take action is not a Banking Day, then such date shall be the Banking Day that immediately following that date. A “Banking Day” is any day other than a Saturday, Sunday or a day that a New York State chartered bank is not legally obligated to be opened.

3.       Acceptance by Escrow Agent. The Escrow Agent hereby accepts and agrees to perform its obligations hereunder, provided that:

(a)       The Escrow Agent may act in reliance upon any signature believed by it to be genuine, and may assume that any person who has been designated by Underwriter or the Company to give any written instructions, notice or receipt, or make any statements in connection with the provisions hereof has been duly authorized to do so. Escrow Agent shall have no duty to make inquiry as to the genuineness, accuracy or validity of any statements or instructions or any signatures on statements or instructions. The names and true signatures of each individual authorized to act singly on behalf of the Company and Underwriter are stated in Schedule II, which is attached hereto and made a part hereof. The Company and Underwriter may each remove or add one or more of its authorized signers stated on Schedule II by notifying the Escrow Agent of such change in accordance with this Agreement, which notice shall include the true signature for any new authorized signatories.

(b)       The Escrow Agent may act relative hereto in reliance upon advice of counsel in reference to any matter connected herewith. The Escrow Agent shall not be liable for any mistake of fact or error of judgment or law, or for any acts or omissions of any kind, unless caused by its willful misconduct or gross negligence.

(c)       Underwriter and the Company agree to indemnify and hold the Escrow Agent harmless from and against any and all claims, losses, costs, liabilities, damages, suits, demands, judgments or expenses (including but not limited to reasonable attorney’s fees) claimed against or incurred by Escrow Agent arising out of or related, directly or indirectly, to this Escrow Agreement unless caused by the Escrow Agent’s gross negligence or willful misconduct.

(d)       In the event that the Escrow Agent shall be uncertain as to its duties or rights hereunder, the Escrow Agent shall be entitled to (i) refrain from taking any action other than to keep safely the Escrow Funds until it shall be directed otherwise by a court of competent jurisdiction, or (ii) deliver the Escrow Funds to a court of competent jurisdiction.

(e)       The Escrow Agent shall have no duty, responsibility or obligation to interpret or enforce the terms of any agreement other than Escrow Agent’s obligations hereunder, and the Escrow Agent shall not be required to make a request that any monies be delivered to the Escrow Account, it being agreed that the sole duties and responsibilities of the Escrow Agent shall be to the extent not prohibited by applicable law (i) to accept wire transfers delivered to the Escrow Agent for the Escrow Account and deposit said wire transfers into the non-interest bearing Escrow Account, and (ii) to disburse or refrain from disbursing the Escrow Funds as stated above, provided that the wire transfers have been received by the Escrow Agent and are available for withdrawal.

4.       Escrow Account Statements and Information. The Escrow Agent agrees to send to the Company and/or the Underwriter a copy of the Escrow Account periodic statement, upon request in accordance with the Escrow Agent’s regular practices for providing account statements to its non-escrow clients and to also provide the Company and/or Underwriter, or their designee, upon request other deposit account information, including Escrow Account balances, by telephone or by computer communication, to the extent practicable. The Company and Underwriter agree to complete and sign all forms or agreements required by the Escrow Agent for that purpose. The Company and Underwriter each consent to the Escrow Agent’s release of such Escrow Account information to any of the individuals designated by Company or Underwriter, which designation has been signed in accordance with Section 3(a) by any of the persons in Schedule II.  Further, the Company and Underwriter have an option to receive e-mail notification of incoming and outgoing wire transfers. If this e-mail notification service is requested and subsequently approved by the Escrow Agent, the Company and Underwriter agrees to provide a valid e-mail address and other information necessary to set-up this service and sign all forms and agreements required for such service. The Company and Underwriter each consent to the Escrow Agent’s release of wire transfer information to the designated e-mail address(es). The Escrow Agent’s liability for failure to comply with this section shall not exceed the cost of providing such information.

5.       Resignation and Termination of the Escrow Agent. The Escrow Agent may resign at any time by giving 30 days’ prior written notice of such resignation to Underwriter and the Company. Upon providing such notice, the Escrow Agent shall have no further obligation hereunder except to hold as depositary the Escrow Funds that it receives until the end of such 30-day period. In such event, the Escrow Agent shall not take any action, other than receiving and depositing wire transfers in accordance with this Agreement, until the Company has designated a banking corporation, trust company, attorney or other person as successor. Upon receipt of such written designation signed by Underwriter and the Company, the Escrow Agent shall promptly deliver the Escrow Funds to such successor and shall thereafter have no further obligations hereunder. If such instructions are not received within 30 days following the effective date of such resignation, then the Escrow Agent may deposit the Escrow Funds held by it pursuant to this Agreement with a clerk of a court of competent jurisdiction pending the appointment of a successor. In either case provided for in this Section, the Escrow Agent shall be relieved of all further obligations and released from all liability thereafter arising with respect to the Escrow Funds.

6.       Termination. Except as otherwise specifically provided herein, this Agreement shall terminate on later of the final closing date of the Offering, the Initial Termination Date, the Final Termination Date or the Over-Subscription Termination Date, as applicable (except with respect to provisions hereof which are specifically intended to survive such termination). The Company and Underwriter may terminate the appointment of the Escrow Agent hereunder upon written notice specifying the date upon which such termination shall take effect, which date shall be at least 30 days from the date of such notice. In the event of such termination, the Company and Underwriter shall, within 30 days of such notice, appoint a successor escrow agent and the Escrow Agent shall, upon receipt of written instructions signed by the Company and Underwriter, turn over to such successor escrow agent all of the Escrow Funds; provided, however, that if the Company and Underwriter fail to appoint a successor escrow agent within such 30-day period, such termination notice shall be null and void and the Escrow Agent shall continue to be bound by all of the provisions hereof. Upon receipt of the Escrow Funds, the successor escrow agent shall become the escrow agent hereunder and shall be bound by all of the provisions hereof and Escrow Agent shall be relieved of all further obligations and released from all liability thereafter arising with respect to the Escrow Funds and under this Agreement.

7.       Investment. All funds received by the Escrow Agent shall be held only in non-interest-bearing bank accounts at Escrow Agent.

8.       Compensation. Escrow Agent shall be entitled, for the duties to be performed by it hereunder, to a fee of $4,000.00, which fee shall be paid by the Company upon the signing of this Agreement. In addition, the Company shall be obligated to reimburse Escrow Agent for all fees, costs and expenses incurred or that become due in connection with this Agreement or the Escrow Account, including reasonable attorney’s fees. Neither the modification, cancellation, termination or rescission of this Agreement nor the resignation or termination of the Escrow Agent shall affect the right of Escrow Agent to retain the amount of any fee which has been paid, or to be reimbursed or paid any amount which has been incurred or becomes due, prior to the effective date of any such modification, cancellation, termination, resignation or rescission. To the extent the Escrow Agent has incurred any such expenses, or any such fee becomes due, prior to any closing, the Escrow Agent shall advise the Company and the Company shall direct all such amounts to be paid directly at any such closing. The Escrow Agent shall be entitled to a fee of $1,000 in the event the Agreement is amended for any reason in accordance with Section 10(d).

9.       Notices. All notices, requests, demands and other communications required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given if sent by hand-delivery, by facsimile (followed by first-class mail), by nationally recognized overnight courier service or by prepaid registered or certified mail, return receipt requested, to the addresses set forth below:

If to Underwriter:

Boustead Securities, LLC

6 Venture, Suite 325

Irvine, CA 92618

Attention: Keith Moore, CEO

Fax: +1 815 301 809

With copy to:

Ortoli Rosenstadt LLP

501 Madison Avenue, 14th Floor

New York, NY 10022

Attention: William S. Rosenstadt, Esq.

    Mengyi “Jason” Ye, Esq.

Fax: (212) 826-9307

If to the Company:

SSLJ.COM Limited

23/F, Block 4, Oceanwide International SOHO Town,

Jianghan District,

Wuhan, P.R. China 43000

Attention: Wei Zheng

With copy to:

Ellenoff Grossman & Schole LLP

1345 Avenue of the Americas, 11th Floor

New York, NY 10105

Attention: David Selengut, Esq.

Bill Huo, Esq.

Fax: (212) 370-7889

If to Escrow Agent:

Signature Bank

905 Third Avenue, 9th Floor New York, NY 10022

Attention: John Gonzalez, Group Director & Senior Vice President

Fax: (646) 822-1520

10.       General.

(a)       This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York applicable to agreements made and to be entirely performed within such State, without regard to choice of law principles and any action brought hereunder shall be brought in the courts of the State of New York, located in the County of New York. Each party hereto irrevocably waives any objection on the grounds of venue, forum nonconveniens or any similar grounds and irrevocably consents to service of process by mail or in any manner permitted by applicable law and consents to the jurisdiction of said courts. EACH OF THE PARTIES HERETO HEREBY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

(b)       This Agreement sets forth the entire agreement and understanding of the parties with respect to the matters contained herein and supersedes all prior agreements, arrangements and understandings relating thereto.

(c)       All of the terms and conditions of this Agreement shall be binding upon, and inure to the benefit of and be enforceable by, the parties hereto, as well as their respective successors and assigns.

(d)       This Agreement may be amended, modified, superseded or canceled, and any of the terms or conditions hereof may be waived, only by a written instrument executed by each party hereto or, in the case of a waiver, by the party waiving compliance. The failure of any party at any time or times to require performance of any provision hereof shall in no manner affect its right at a later time to enforce the same. No waiver of any party of any condition, or of the breach of any term contained in this Agreement, whether by conduct or otherwise, in any one or more instances shall be deemed to be or construed as a further or continuing waiver of any such condition or breach or a waiver of any other condition or of the breach of any other term of this Agreement. No party may assign any rights, duties or obligations hereunder unless all other parties have given their prior written consent.

(e)       If any provision included in this Agreement proves to be invalid or unenforceable, it shall not affect the validity of the remaining provisions.

(f)       This Agreement and any modification or amendment of this Agreement may be executed in several counterparts or by separate instruments and all of such counterparts and instruments shall constitute one agreement, binding on all of the parties hereto.

11.       Form of Signature. The parties hereto agree to accept a facsimile transmission copy of their respective actual signatures as evidence of their actual signatures to this Agreement and any modification or amendment of this Agreement; provided, however, that each party who produces a facsimile signature agrees, by the express terms hereof, to place, promptly after transmission of his or her signature by fax, a true and correct original copy of his or her signature in overnight mail to the address of the other party.

12.        No Third-Party Beneficiaries.  This Agreement is solely for the benefit of the parties and their respective successors and permitted assigns, and no other person has any right, benefit, priority, or interest under or because of the existence of this Agreement.

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first set forth above.

SSLJ.COM LIMITED		BOUSTEAD SECURITIES, LLC

By:	/s/ Wei Zheng	By:	/s/ Keith Moore
	Name: Wei Zheng		Name: Keith Moore
	Title: CEO		Title: CEO

SIGNATURE BANK

By:	/s/ John D. Gonzalez
Name: John D. Gonzalez
Title: Group Director & SVP

By:	/s/ Stephen Fay
Name: Stephen Fay
Title: Senior Client Assoc. Officer

Schedule I

OFFERING DOCUMENTS

Schedule II

The Escrow Agent is authorized to accept instructions signed or believed by the Escrow Agent to be signed by any one of the following on behalf of the Company and Underwriter.

SSLJ.com Limited

Name	True Signature

Wei Zheng	/s/ Wei Zheng

Boustead Securities, LLC

Name	True Signature

Keith Moore	/s/ Keith Moore

Exhibit A

EXTENSION NOTICE

Date:

Signature Bank

905 Third Avenue, 9th Floor

New York, New York 10022

Attention: John Gonzalez, Group Director & Senior Vice President

Dear John:

In accordance with the terms of Section 2(b) of the Escrow Deposit Agreement, dated ___ _______, by and among SSLJ.com Limited (the “Company”), Boustead Securities, LLC (“Underwriter”), and Signature Bank (the “Escrow Agent”), the Company and Underwriter hereby notify the Escrow Agent that the Initial Termination Date has been extended to __________ __, 20__, the Final Termination Date.

Very truly yours,

SSLJ.com Limited

By:_____________

Name:__________

Title:____________

Boustead Securities, LLC

By:_____________

Name:___________

Title:____________

Exhibit B

OVER-SUBSCRIPTION EXTENSION NOTICE

Date:

Signature Bank

905 Third Avenue, 9th Floor

New York, New York 10022

Attention: John Gonzalez, Group Director & Senior Vice President

Dear John:

In accordance with the terms of Section 2(c) of the Escrow Deposit Agreement, dated ___ _______, by and among SSLJ.com Limited (the “Company”), Boustead Securities, LLC (“Underwriter”), and Signature Bank (the “Escrow Agent”), the Company and Underwriter hereby notify the Escrow Agent that the Initial Termination Date, or Final Termination Date as applicable, has been extended to __________ __, 20__, the Over-Subscription Termination Date.

Very truly yours,

SSLJ.com Limited

By:_____________

Name:__________

Title:____________

Boustead Securities, LLC

By:_____________

Name:___________

Title:____________

Exhibit C

FORM OF ESCROW RELEASE NOTICE

Date:

Signature Bank

905 Third Avenue, 9th Floor

New York, New York 10022

Attention: John Gonzalez, Group Director & Senior Vice President

Dear John:

In accordance with the terms of Section 2(d) of the Escrow Deposit Agreement, dated as of ________ __, 20__ (the "Escrow Agreement"), by and between SSLJ.com Limited (the "Company"), Signature Bank (the "Escrow Agent") and Boustead Securities, LLC ("Underwriter"), the Company and Underwriter hereby notify the Escrow Agent that the ________ closing will be held on ___________ for gross proceeds of $_________.

PLEASE DISTRIBUTE FUNDS BY WIRE TRANSFER AS FOLLOWS (wire instructions attached):

________________________: $

________________________: $

________________________: $

Very truly yours,

SSLJ.com Limited

By:_____________

Name:__________

Title:____________

Boustead Securities, LLC

By:_____________

Name:___________

Title:____________